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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8, No. 33-8300, No. 333-8368, No. 333-11218 and No.
333-53594 of Sulzer Medica Ltd of our report dated March 2, 2001, relating to the financial statements, which appears in the Annual Report to Shareholders.



PricewaterhouseCoopers AG


     /s/ U. HONEGGER                                       /s/ S. HAAG
----------------------------                       -----------------------------
       U. Honegger                                            S. Haag


Winterthur, Switzerland, January 2, 2002